UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 15, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2015, Expedia, Inc. (“Expedia”) completed the previously announced acquisition of HomeAway, Inc. (“HomeAway”) pursuant to the Agreement and Plan of Reorganization (the “Transaction Agreement”), dated as of November 4, 2015, by and among Expedia, HomeAway and HMS 1 Inc., a Delaware corporation and direct wholly-owned subsidiary of Expedia (“Purchaser”).

In connection with the completion of the acquisition, Expedia, HomeAway and U.S. Bank National Association, as trustee, entered into a First Supplemental Indenture (the “First Supplemental Indenture”), dated as of December 15, 2015, pursuant to which Expedia assumed HomeAway’s rights and obligations with respect to its 0.125% Convertible Senior Notes due 2019 with a face value of $402.5 million in aggregate principal amount outstanding (the “Convertible Notes”) and the Indenture, dated as of March 31, 2014 (the “Indenture”), by and between HomeAway and U.S. Bank National Association, as trustee, governing the Convertible Notes. The Convertible Notes are unsecured and do not contain any financial covenants or any restrictions on the payment of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by Expedia or HomeAway.

As a result of the consummation of the Mergers (as defined below), the Convertible Notes have become convertible into the Transaction Consideration (as defined below). If a holder of Convertible Notes elects to convert its Convertible Notes, Expedia will have the right to settle all or a portion of such Convertible Notes in cash. Consummation of the Mergers also constituted a fundamental change and a make-whole fundamental change under the terms of the Indenture.

In connection with the assumption of HomeAway’s rights and obligations under the Convertible Notes, Expedia also assumed HomeAway’s rights and obligations under HomeAway’s outstanding convertible note hedge transactions, which cover shares of HomeAway’s common stock (adjusted to reflect the exchange of such shares for merger consideration in the Merger) at a strike price corresponding to the initial conversion price of the Notes (also subject to adjustment) and are exercisable upon conversion of the Notes.

The foregoing descriptions of the Indenture and the First Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Indenture and First Supplemental Indenture, which are included as Exhibits 4.1 and 4.2, respectively, hereto and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As disclosed in Item 1.01 above, on December 15, 2015, Expedia completed the previously announced acquisition of HomeAway pursuant to the Transaction Agreement.

As previously disclosed, pursuant to the Transaction Agreement, on November 16, 2015, Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.0001 per share, of HomeAway (each, a “Share” and together the “Shares”), with each Share accepted by Purchaser in the Offer to be exchanged for $10.15 in cash and 0.2065 of a share of Expedia common stock, plus cash in lieu of any fractional shares, in each case, without interest, but subject to any applicable withholding taxes (together, the “Transaction Consideration”).

The Offer expired at midnight, Eastern Standard Time, at the end of December 14, 2015 (the “Expiration Time”). Computershare, the depositary and exchange agent for the Offer, advised that, as of the Expiration Time, a total of 63,068,486 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which tendered Shares represented approximately 64.8% of HomeAway’s issued and outstanding Shares. Purchaser accepted for exchange all such Shares validly tendered and not validly withdrawn pursuant to the Offer.

On December 15, 2015, pursuant to the terms of the Transaction Agreement in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, Purchaser merged with and into HomeAway (the “First Merger”), with HomeAway continuing as the surviving corporation and a direct wholly-owned subsidiary of Expedia. In the First Merger, each Share that was issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Transaction Agreement) was converted into the right to receive the Transaction Consideration at the Effective Time.

Immediately after the Effective Time, HomeAway, as the surviving corporation of the First Merger, merged with and into Expedia (the “Second Merger” and together with the First Merger, the “Mergers”), with Expedia surviving the Second Merger.

The foregoing descriptions of the Offer, the Mergers and the Transaction Agreement in this Item 2.01 are qualified in their entirety by reference to the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to Expedia’s Current Report on
Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2015 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On December 15, 2015, Expedia issued a press release announcing the expiration and results of the Offer and the consummation of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements of HomeAway required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to HomeAway’s audited and unaudited financial statements included in HomeAway’s Current Report on Form 8-K dated December 14, 2015, as amended by HomeAway’s Current Report on Form 8-K/A dated December 15, 2015.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) to this Current Report on

Form 8-K is incorporated hereby by reference to the unaudited pro forma condensed combined balance sheet as of September 30, 2015 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014, in each case included in Expedia’s Registration Statement on Form S-4/A filed by Expedia with the SEC on December 8, 2015.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, between HomeAway, Inc. and U.S. Bank National Association, dated as of March 31, 2014 (incorporated by reference to Exhibit 4.1 of HomeAway, Inc.’s Current Report on Form 8-K filed by HomeAway, Inc. on April 1, 2014)

4.2	First Supplemental Indenture, among Expedia, Inc., HomeAway, Inc. and U.S. Bank National Association, dated as of December 15, 2015

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release, dated December 15, 2015

99.2	Audited Consolidated Historical Financial Statements of HomeAway, Inc. (incorporated by reference to HomeAway, Inc.’s Current Report on Form 8-K dated December 14, 2015, as amended by HomeAway, Inc.’s Current Report on Form 8-K/A dated December 15, 2015)

99.3	Unaudited Consolidated Interim Financial Statements of HomeAway, Inc. (incorporated by reference to HomeAway, Inc.’s Current Report on Form 8-K dated December 14, 2015, as amended by HomeAway, Inc.’s Current Report on Form 8-K/A dated December 15, 2015)

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 (in each case incorporated by reference to Expedia’s Registration Statement on Form S-4/A filed by Expedia with the SEC on December 8, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
	Name:	Robert J. Dzielak
	Title:	Executive Vice President, General Counsel and Secretary

Dated: December 15, 2015.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, between HomeAway, Inc. and U.S. Bank National Association, dated as of March 31, 2014 (incorporated by reference to Exhibit 4.1 of HomeAway, Inc.’s Current Report on Form 8-K filed by HomeAway, Inc. on April 1, 2014)

4.2	First Supplemental Indenture, among Expedia, Inc., HomeAway, Inc. and U.S. Bank National Association, dated as of December 15, 2015

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release, dated December 15, 2015

99.2	Audited Consolidated Historical Financial Statements of HomeAway, Inc. (incorporated by reference to HomeAway, Inc.’s Current Report on Form 8-K dated December 14, 2015, as amended by HomeAway, Inc.’s Current Report on Form 8-K/A dated December 15, 2015)

99.3	Unaudited Consolidated Interim Financial Statements of HomeAway, Inc. (incorporated by reference to HomeAway, Inc.’s Current Report on Form 8-K dated December 14, 2015, as amended by HomeAway, Inc.’s Current Report on Form 8-K/A dated December 15, 2015)

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 (in each case incorporated by reference to Expedia’s Registration Statement on Form S-4/A filed by Expedia with the SEC on December 8, 2015)